UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________________________________
FORM 8-K/A
(Amendment No. 1)
________________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 2, 2023 (May 3, 2023)
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WOLVERINE WORLD WIDE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-06024	38-1185150
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9341 Courtland Drive N.E.	,	Rockford	,	Michigan	49351
(Address of principal executive offices)					(Zip Code)

Registrant’s telephone number, including area code: (616) 866-5500
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $1 Par Value	WWW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A (this “Amendment”) amends the Current Report on Form 8-K filed by Wolverine World Wide, Inc. (the “Company”) with the U.S. Securities and Exchange Commission on May 8, 2023 (the “Original Form 8-K”). The Original Form 8-K was filed to report the results of the Company’s 2023 Annual Meeting of Shareholders held on May 3, 2023 (the “2023 Annual Meeting”). The sole purpose of this Amendment is to disclose, in accordance with Item 5.07(d) of Form 8-K, the Company’s decision as to the frequency of future shareholder advisory votes regarding the compensation of the Company’s named executive officers (i.e., “say on pay” votes). Except as set forth herein, no other changes have been made to the Original Form 8-K.

Item 5.07	Submission of Matters to a Vote of Security Holders.

Consistent with the recommendation of the Company’s Board of Directors (the “Board”) as set forth in the Company’s proxy statement with respect to the 2023 Annual Meeting, a majority of votes at the 2023 Annual Meeting were cast in favor of conducting “say on pay” votes on an annual basis. In light of these voting results, the Company plans to hold future advisory votes approving executive compensation annually until the next required vote on the frequency of such advisory votes, or until the Board of Directors of the Company otherwise determines that a different frequency is in the best interests of the Company and its shareholders. The next advisory vote regarding “say on pay” frequency is currently expected to be held at the Company’s 2029 Annual Meeting of Shareholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 2, 2023	WOLVERINE WORLD WIDE, INC. (Registrant)

/s/ Michael D. Stornant
Michael D. Stornant
Executive Vice President, Chief Financial Officer and Treasurer

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